EXHIBIT 23
                        Consent of Deloitte & Touche LLP

                                                                      EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No.'s 333-08481 and 333-42119 of Harrington Financial Group, Inc. on Form S-8 of our report dated July 27, 1998, appearing in this Annual Report on Form 10-K of Harrington Financial Group, Inc. for the year ended June 30, 1998.



/s/DELOITTE & TOUCHE LLP
------------------------
Deloitte & Touche LLP
Indianapolis, Indiana

September 25, 1998